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                   STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL
               OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING
                             TO EXCHANGE ACT FILINGS

I, T. M. Whichard III, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of BJ Services Company, and, except as corrected or supplemented in a subsequent covered report:

          . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with BJ Services Company's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          . the Annual Report on Form 10-K for Fiscal Year ended September 30, 2001 as filed with the U.S. Securities and Exchange Commission on December 18, 2001 of BJ Services Company;

          . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of BJ Services Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          .    any amendments to any of the foregoing.


/s/ T. M. Whichard III                   Subscribed and sworn to before me
------------------------------------     this 14th day of August, 2002.
T. M. Whichard III
Date: August 14, 2002

                                         /s/ Barbara W. Fontenot
                                         ---------------------------------------
                                         Notary Public

                                         My Commission Expires: July 30, 2006